                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): March 10, 2003

                              RCM Interests, Inc.
               . . . . .  . . . . . . . . . . . . . . . . . . . .
             (Exact name of registrant as specified in its charter)

              Delaware                                         75-2926438
  (State  or  other  jurisdiction  of                   (I.R.S.  employer
  incorporation  or  organization)                       identification  no.)


        41  University  Drive,                                   18940
         Newton,  Pennsylvania                                 (Zip  code)
(Address  of  principal  executive  offices)


        Registrant's telephone number, including area code (215) 417-9170




              . . . . . . . . . . . . . . . . . . . . . . . . . . .
         (Former name or former address, if changed since last report.)


===============================================================================

Item  4.     Changes  in  Registrant's  Certifying  Accountant
--------------------------------------------------------------------------------

     On March 10, 2003, RCM Interests, Inc. (the "Registrant") engaged J.H. Cohn, LLP ("J.H. Cohn") as its new independent accountants replacing its former principal accountants, S.W. Hatfield, CPA, ("S. W. Hatfield").

     As previously reported, the Registrant entered into that certain Merger Agreement (the "Merger Agreement") by and among the Registrant, RCM Interests, Inc. Acquisition Corp. (a wholly owned subsidiary of the Registrant "Acquisition Corp.") and Graphco Technologies, Inc. ("Graphco") (the "Merger Transaction"), which closed on December 13, 2002, which resulted in a change of control.

     S. W. Hatfield's report on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except that S. W. Hatfield's Independent Auditor's Report dated February 6, 2002, concluded that substantial doubts were raised about the Registrant's ability to continue as a going concern as a result of certain conditions with respect to the Registrant's having no viable operations or significant assets and that it may become dependent upon significant stockholders to provide sufficient working capital to maintain the integrity of the corporate entity.

     During the Company's two most recent fiscal years (ended December 31, 2001 and 2000) and from December 31, 2001 to the date of this Report, the Registrant had no disagreement with S. W. Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during the Company's two most recent fiscal years (ended December 31, 2001 and 2000) and from December 31, 2001 to the date of this Report.

     On March 12, 2003, the Registrant delivered a copy of this Report on Form 8-K to S. W. Hatfield, and requested S. W. Hatfield to furnish the Registrant with a letter addressed to Securities and Exchange Commission stating whether or not S. W. Hatfield agrees with the statements made by the Registrant in response to this Item 4, and, if it does not agree, stating in the respects in which S.
W. Hatfield does not agree. A copy of the response letter of S. W. Hatfield is attached hereto as Exhibit "16.1"

     During the Registrant's two most recent fiscal years and the interim period prior to its agreement to engage J.H. Cohn as the Registrant's principal accountants, neither the Registrant nor anyone on its behalf has consulted with J.H. Cohn on either (i) the application of accounting principles to any transaction (completed or proposed) or (ii) the type of audit report that might be rendered on the Registrant's financial statements or (iii) any matter that was either the subject of a disagreement, as such term is defined in Item

304(a)(1)(iv) of Regulation S-K, or a reportable event as such term is defined in Item 304(a)(1)(v)of Regulation S-K.


On March 12, 2003, the Registrant delivered a copy of this Report on Form 8-K to J.H. Cohn, and requested J.H. Cohn to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not J.H. Cohn agrees with the statements made by the Registrant in response to this Item 4, and, if it does not agree, stating in the respects in which J.H. Cohn does not agree. A copy of the response letter of J.H. Cohn is attached hereto as Exhibit "16.2"





Item  7.     Exhibits
--------------------------------------------------------------------------------

(16.1)  Letter  from  S.W.  Hatfield,  CPA  dated  March  12,  2003

(16.2)  Letter  from  J.H.  Cohn,  LLP  dated  March  12,  2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RCM  Interests,  Inc.
                                           a  Delaware  Corporation


Date:     March  12,  2003                 By: /s/Melvin H. Stein
                                              --------------------
                                           Melvin  H.  Stein,  President  &  CEO





                                  EXHIBIT INDEX
Exhibit
Number        Description  of  Exhibit
------        ------------------------

16.1          Letter  from  S.W.  Hatfield,  CPA  dated March 12, 2003

16.2          Letter  from  J.  H.  Cohn,  LLP  dated  March  12, 2003